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                               EXHIBIT 10.16


Schedule identifying certain material details of documents substantially identical to those set forth in exhibits 10.17, 10.18, 10.19 and 10.20

                                           Promissory           Shares
                                           Note                 Underlying
By and between the         Agreement       Principal            Stock Purchase  Amendment       Amendment
Company and                Date            Amount               Warrant         Date            Date
---------------------------------------------------------------------------------------------------------
Wayne W. Mills             1-13-97         $125,000             25,000          3-4-97          6-5-97

James Sippl                1-17-97         $50,000              10,000          3-4-97          6-5-97

James Sippl                2-10-97         $100,000             20,000          3-4-97          6-5-97

Hayden R. Fleming
and Ladonna M.
Fleming irrevocable
Trust                      3-18-97         $50,000              10,000          N/A
---------------------------------------------------------------------------------------------------------
Wyncrest Capital, Inc.     3-20-97         $125,000             25,000          N/A             6-5-97
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